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                                                                    EXHIBIT 10.9

[AKAMAI LOGO]
                       AKAMAI FREEFLOW SERVICES ORDER FORM
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
EFFECTIVE    3/30/2000      BILLING   4/14/2000       INITIAL    12 Months       CONTRACT
DATE:                       DATE:                     TERM:       4/14/2000-     REF. NO.:
                                                                  4/13/2001
             --------------           ---------------            ---------------            ---------------

                                                                                 SALES
TYPE:       [X] New  [ ] Upgrade  [ ] Renewal                                    REP:       CRAIG SNYDER
===============================================================================================================

===============================================================================================================
CUSTOMER INFORMATION:                                    CUSTOMER CONTACT FOR NOTICES:


     Company:   Web Side Story, Inc.                       Name:     Jim Van Baalen, Vice President of
                                                                     Technology
                -------------------------------------                -----------------------------------------
     Address:   10182 Telesis Court                        Phone:    858-546-0040
                -------------------------------------                -----------------------------------------
                San Diego, CA 92121                        Fax:      858-546-0480
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                                                           E-Mail:   jim@websidestory.com
                -------------------------------------                -----------------------------------------
BILLING CONTACT:  (if different than Customer Contact)   TECHNICAL CONTACT:


     Name:      John Borke, Controller                     Name:     Jim Van Baalen, Vice President of
                                                                     Technology
                -------------------------------------                -----------------------------------------
     Phone:     858-546-0040                               Phone:    Same as above
                -------------------------------------                -----------------------------------------
     Fax:       868-546-0480                               Fax:
                -------------------------------------                -----------------------------------------
     E-Mail:    JOHN@WEBSIDESTORY.COM                      E-Mail:
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UPGRADE/ACCOUNT CHANGE AUTHORITY:  (Check contacts with authority to upgrade contract)

          [X] Customer Contact    [ ] Billing Contact   [X]  Technical Contact   [ ] Other (See Special
                                                                                     Instructions)
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AKAMAI SALES CONTACT:                                 AKAMAI CONTACT FOR NOTICES:

      Name:     Craig R. Snyder                            Name:     General Counsel
                -------------------------------------                -----------------------------------------
      Address:  1400 Fashion Island Blvd. Suite # 703                Akamai Technologies, Inc.
                -------------------------------------                -----------------------------------------
      Phone:    650-627-5222                               Address:  201 Broadway, Cambridge, MA, 02139
                -------------------------------------                -----------------------------------------
      Fax:      781-735-6555                               Phone:    617-250-3000
                -------------------------------------                -----------------------------------------
      E-Mail:   csnyder@akamai.com                         Fax:      617-250-3695
                -------------------------------------                -----------------------------------------
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TOTAL CHARGES SUMMARY: (see attached service configuration and description)
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            INITIAL FEE:  One-time fee after installation is complete                INITIAL FEE:  NA
     -------------------------------------------------------------------------------------------------------

         PRICE PER MBPS:  Rate per Mbps for FreeFlow Services                     PRICE PER MBPS:  $1,600
     -------------------------------------------------------------------------------------------------------
               COMMITTED
        INFORMATION RATE  Minimum Committed Monthly Usage of FreeFlow
                  (CIR):  Services (in Mbps)                                                 CIR:     21
     -------------------------------------------------------------------------------------------------------
       MONTHLY RECURRING  Monthly fees billed in advance (based on CIR),                STANDARD
                   FEES:  = Price per Mbps x CIR                               MONTHLY RECURRING:  $33,799
     -------------------------------------------------------------------------------------------------------

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Customer hereby orders from Akamai Technologies, Inc., a Delaware Corporation
("Akamai"), the Services described in this FreeFlow Services Order Form ("Order Form"). This Order Form, which is issued pursuant and subject to the attached FreeFlow Services Terms & Conditions ("Terms & Conditions"), shall become valid when executed by Customer and accepted by an authorized representative of Akamai. The Order Form, Terms & Conditions and Service Level Agreement, and any addenda hereto, shall collectively constitute the "Agreement" between the parties. This Agreement is effective as of the date set forth on this Order Form (the "Effective Date"). Billing shall commence two weeks after the Effective Date (the "Billing Date") and Customer shall be billed monthly. The Initial Term of this Agreement shall begin on the Billing Date. Capitalized terms used in this Order Form and not otherwise defined have the meanings ascribed to them in the Terms & Conditions.

CUSTOMER AND AKAMAI AGREE THAT THE TERMS AND CONDITIONS OF THIS AGREEMENT SUPERSEDE ANY PROVISIONS OF ANY CUSTOMER DRAFTED PURCHASE ORDER AND SUPERSEDE ALL PROPOSALS, WRITTEN OR ORAL, AS WELL AS OTHER COMMUNICATIONS BETWEEN CUSTOMER AND AKAMAI RELATING TO THIS AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS ORDER FORM, SERVICE LEVEL AGREEMENT AND THE TERMS & CONDITIONS, THE TERMS & CONDITIONS SHALL TAKE PRECEDENCE.

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
ACCEPTED BY CUSTOMER:                                    ACCEPTED BY AKAMAI:

---------------------------------------------------      -------------------------------------------------
SIGNATURE                                                SIGNATURE

Jim Van Baalen                            3/30/2000
---------------------------------------------------      -------------------------------------------------
NAME                                         DATE        NAME                                         DATE

Vice President of Technology
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TITLE                                                    TITLE
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AKAMAI PRODUCTS & SERVICE CONFIGURATION AND DESCRIPTION

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     FREEFLOW SERVICE CONFIGURATION
     --------------------------------------------------------------------------- ------------ ---------
                                                                                   Initial    Recurring
                                                                                    Fees      Charges
     --------------------------------------------------------------------------- ------------ ---------
     FreeFlow       Setup and installation fee                                     $21,000
     Integration
     Details and
     Requirements
                    ------------------------------------------------------------ ------------ ---------
                    Akamai agrees to waive installation fee for Web Side Story    ($21,000)
                    ------------------------------------------------------------ ------------ ---------

                    ------------------------------------------------------------ ------------ ---------

     -------------- ------------------------------------------------------------ ------------ ---------
     FreeFlow       21 mbps @ $1,600 per mbps                                                   $33,600
     Service        Geoflow Reporter tool @ $199 per month                                         $199
     Network
     Utilization
                    ------------------------------------------------------------ ------------ ---------
                    ------------------------------------------------------------ ------------ ---------
                    ------------------------------------------------------------ ------------ ---------
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                    -    Committed Information Rate fees are billed in
                         advance using the 95th Percentile Method.

                    - For purposes of this Agreement, the "95th Percentile Method" shall mean the process of (i) measuring actual data transmission in Mbps over 5 minute intervals, (ii) ranking such measurements from largest to smallest,
                         (iii) discarding the largest 5% of the measurements; and (iv) billing based on the measurement at the 95th percentile.

                    - Bandwidth usage over the CIR is billed in arrears at a 25% premium above standard CIR rates.

                    -    Bandwidth usage in excess of four times the CIR in
                         the 5% window will be billed at an additional rate of
                         $0.03 per megabyte transferred during these peak
                         periods.
     -------------- ------------------------------------------------------------ ------------ ---------

                                                                     SUB-TOTAL:      $0         $33,799

                                                   ADJUSTMENTS (IF APPLICABLE):
     ------------------------ -------------------------------------------------- ------------ ---------

     ------------------------ -------------------------------------------------- ------------ ---------
                                                     TOTAL (AT COMMITTED RATE):      NA        $33,799
                                                                                 ------------ ---------
     SPECIAL INSTRUCTIONS:
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                    FREEFLOW(SM) SERVICES TERMS & CONDITIONS

1. AKAMAI FREEFLOW SERVICES RESPONSIBILITIES. During the Term, Akamai agrees to provide the FreeFlow Services ordered by Customer as set forth on the Order Form. Akamai shall provide, maintain and operate on a twenty-four hour per day, seven days per week, 365 days per year basis, Akamai's geographically distributed network of web servers (the "Akamai Network"), all network software and peripherals, and all Internet connectivity, as necessary to perform the Services in accordance with these Terms & Conditions. Akamai shall staff its Network Operating Center ("NOC") twenty-four hours per day, seven days per week, 365 days per year. Akamai shall deliver to Customer one copy of the Software (as defined in Section 3), together with all user IDs and passwords as necessary for Customer to access the Akamai Network and utilize the Services in accordance with these Terms & Conditions. Akamai shall keep in place network security as reasonably necessary to monitor and protect against unauthorized access to Customer Content (as defined in Section 2) while on or within the Akamai Network. Customer acknowledges, however, that the portion of the Akamai Network through which Customer Content will pass and the web servers on which Customer Content will be stored will not be segregated or in a separate physical location from web servers on which Akamai's other customers' content is or will be transmitted or stored. Akamai shall maintain sufficient capacity on the Akamai Network during the Term as necessary to meet Customer's committed network usage as set forth in the Order Form. Akamai shall maintain the service levels set forth in Section I of the Service Level Agreement attached hereto. Akamai shall provide Customer with such installation, support, training or other additional services as may be specified in the Order Form or as may be requested by Customer from time to time during the Term and set forth in a separate addendum agreed to and executed by both parties.

2. CUSTOMER RESPONSIBILITIES. Customer is and shall be solely responsible for the creation, renewal, updating, deletion, editorial content, control and all other aspects of any files, software, scripts, multimedia images, graphics, audio, video, text, data or other objects, including any third party content or materials, originating or transmitted from any web site owned or operated by Customer, and routed to, passed through and/or stored on or within the Akamai Network or otherwise transmitted or routed using the Services ("Customer Content"). Customer owns all right, title, and interest in the Customer Content, or possesses or shall possess all legally valid rights in the Customer Content necessary for the uses of the Customer Content contemplated by these Terms & Conditions. Customer will not transmit or route to the Akamai Network or otherwise direct via the Services any Customer Content that (a) infringes any copyright, trade secret, or other intellectual property right, (b) contains any libelous, defamatory, or obscene material, or (c) otherwise violates any laws or regulations relating to content or content distribution. Customer shall be responsible for utilizing (i) the LAUNCHER(sm) Software as provided in the Documentation (described in Section 3), (ii) the static string(s) provided by Akamai, or (iii) such other method agreed to by the parties to tag the uniform resource locator ("URL") of the Customer Content to route such Customer Content to the Akamai Network (an Akamai tagged URL is hereinafter referred to as an "ARL"). In the event Customer has actual knowledge that any Customer Content infringes the intellectual property or other rights of a third party or violates any applicable laws or regulations (including, without limitation, laws and regulations relating to indecency or obscenity), Customer shall (a) remove such Customer Content from Customer's origin server, (b) remove the URL/tag from such Customer Content, or (c) remove the ARLs for such Customer Content from Customer's web site(s) or cause such ARLs to be removed from any third party web site so that it will not be routed to and not pass through the Akamai Network. Customer shall be solely responsible for maintaining the availability of its web site(s), the connectivity of its web site(s) to the Internet, and all Customer Content, IP addresses, domain names, hyperlinks, databases, applications and other resources as necessary for Customer to operate and maintain its web site(s) to meet Customer's business purposes and objectives.

3. SOFTWARE; RESTRICTIONS. Akamai possesses the necessary rights, title and licenses in and to the Software and Documentation (each defined herein) necessary to license the Software and perform the Services hereunder. Akamai grants Customer a limited, nontransferable and nonexclusive license to use, during the Term, the GeoFlow(sm) and LAUNCHER(sm) software (collectively, the "Software"), together with all related documentation (the "Documentation"), in object code form only, subject to the following restrictions: (i) Customer shall use the LAUNCHER(sm) software in accordance with the LAUNCHER(sm) Documentation, solely for the purpose of renaming the URL of Customer Content. (ii) Customer shall use the GeoFlow(sm) software for Customer's internal purposes only, solely in conjunction with analyzing the flow of Customer Content that is delivered using the Services. (iii) Customer acknowledges that the GeoFlow(sm) software contains certain third party software elements, including without limitation software relating to the GeoFlow(sm) mapping functions, and Customer is prohibited from replicating or distributing such mapping images or otherwise using the same other than for Customer's internal business purposes. (iv) Customer shall not, for itself, any affiliate of Customer or any third party sell, license, assign, or transfer the Software or any Documentation; decompile, disassemble, or reverse engineer the Software; copy the Software or any Documentation, except that Customer may make a reasonable number of copies of the Software for backup purposes (provided Customer reproduces on such copies all proprietary notices of Akamai or its suppliers); nor remove from the Software or Documentation any language or designation indicating the confidential nature thereof or the proprietary rights of Akamai or its suppliers. In addition, Customer shall not alter or duplicate any aspect of the Software or Documentation, except as expressly permitted under these Terms & Conditions; assign, transfer, distribute, or otherwise provide access to the Software or Services to any third party; provide access to the Software to any third party or use the Software in connection with any third party content; or export, re-export or permit any third party to export or re-export the Software or Documentation as to which such export or re-export is prohibited by U.S. law without appropriate licenses and clearances.

4. INTELLECTUAL PROPERTY RIGHTS. As between Customer and Akamai, Customer shall own all right, title and interest in and to any Customer Content. During the Term, Customer grants to Akamai a limited, non-exclusive license to use the Customer Content solely for all reasonable and necessary purposes contemplated by these Terms & Conditions and for Akamai to perform the Services as contemplated hereunder. These Terms & Conditions do not transfer or convey to Akamai or any third party any right, title or interest in or to the Customer Content or any associated intellectual property rights, but only a limited right of use revocable in accordance with the terms of these Terms & Conditions. As between Customer and Akamai, Akamai shall own all right, title and interest in and to the Software, Services and Documentation. These Terms & Conditions do not transfer or convey to Customer or any third party any right, title or interest in or to the Software, Documentation or Services or any associated intellectual property rights, but only a limited right of use revocable in accordance with these Terms & Conditions.

5. PUBLICITY; TRADEMARKS. With prior consent, which consent shall not be unreasonably withheld or delayed, either party shall be permitted to identify the other party as a customer, to use the other party's name in connection with proposals to prospective customers, to hyperlink from one party's web site to the other party's home page, to display one party's logo on the other party's web site, and to otherwise refer to the other party in print or electronic form for marketing or reference purposes. In addition to the rights granted in this
Section 5, each party may display or refer to the other party's proprietary indicia, trademarks, service marks, trade names, logos, symbols and/or brand names (collectively "Marks") upon the advance written approval of that party, which approval shall not be unreasonably withheld. Neither party may remove, destroy or alter the other party's Marks. Each party agrees that it shall not challenge or assist others to challenge the rights of the other party or its suppliers or licensors in the Marks or the registration of the Marks, or attempt to register any trademarks, trade names or other proprietary indicia confusingly similar to the Marks. All use of a party's Marks shall be subject to such party's logo and trademark usage guide, as provided to the other party and as the same may be updated from time to time. Neither party grants any rights in the Marks or in any other trademark, trade name, service mark, business name or goodwill of the other except as expressly permitted hereunder or by separate written agreement of the parties.

6. FEES; PRICING AND PAYMENT TERMS; TAXES. Akamai's current fees for the Services (including license fees, installation charges, service usage fees and other fees) are set forth in the attached Order Form. Akamai reserves the right to amend the fees payable hereunder at any time during the Term upon sixty (60) days prior notice to Customer; provided that if Akamai increases the fees, Customer shall be entitled to terminate this Agreement at the end of such sixty
(60) day notice period by thirty (30) days prior written notice of termination to Akamai. All prices are in United States dollars and do not include sales, use, value-added or import taxes, customs duties or similar taxes that may be assessed by any jurisdiction. Amounts due hereunder are payable upon receipt of invoice. Customer agrees to pay a late charge of two percent (2%) per month or the maximum lawful rate, whichever is less, for all amounts not paid within thirty (30) days of receipt of invoice. All taxes, duties, fees and other governmental charges of any kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of Akamai) which are imposed by or under the authority of any government or any political subdivision thereof on the fees for any of the Services provided by Akamai under these Terms & Conditions shall be borne by Customer and shall not be considered a part of, a deduction from or an offset against such fees. Customer agrees to pay reasonable attorneys' fees and court costs incurred by Akamai to collect any unpaid amounts owed by Customer.

7. CONFIDENTIAL INFORMATION. All written information disclosed by either party to the other party labeled as proprietary or confidential shall remain the sole property of the disclosing party. Each party agrees that it shall not disclose, use, modify, copy, reproduce or otherwise divulge such confidential information other than to fulfill its obligations under this Agreement. The prohibitions contained in this Section 7 shall not apply to information (a) already lawfully known to or independently developed by the receiving party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party. Neither party shall disclose to third parties, other than its agents and representatives on a need-to-know basis, the terms of this Agreement or any addenda hereto without the prior written consent of the other party, except either party shall be entitled to disclose (i) such terms to the extent required by law; and (ii) the existence of this Agreement.

8. TERM AND TERMINATION. These Terms & Conditions shall become effective as of the Effective Date specified in the Order Form and remain in full force and effect for a term of two (2) years (the "Initial Term"). Upon the expiration of the Initial Term, this Agreement shall automatically renew for one or more additional terms of one (1) year (each, a "Renewal Term") unless and until either party notifies the other party of its intent to terminate at least sixty
(60) days prior to the expiration of the Initial Term or a Renewal Term. The Initial Term, together with any and all Renewal Terms, is sometimes collectively referred to as the "Term." Either party may terminate this Agreement in the event that the other party materially defaults in performing any obligation under these Terms & Conditions and such default continues unremedied for a period of thirty (30) days following written notice of default, except that Akamai may immediately terminate this Agreement where a delay in terminating would have a material adverse effect on Akamai; provided, however, that in the event this Agreement is terminated by Customer due to Akamai's breach of its obligations with respect to network availability, capacity and operations and the service levels as set out in Section I of the Service Level Agreement and failure to cure, Customer's sole remedy shall be its election to terminate the Agreement without further liability to either party (except for Customer's obligation to pay all accrued and unpaid fees outstanding at the date of termination). This Agreement shall terminate, effective upon delivery of written notice by either party to the other party: (i) upon the institution of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of debts of the other party; (ii) upon the making of an assignment for the benefit of creditors by the other party; or (iii) upon the dissolution of the other party. Either party may terminate this Agreement during the first fifteen (15) days of the Initial Term without liability upon written notice to the other party; provided that if Customer terminates during such period, Customer agrees to pay Akamai all unpaid fees accrued as of the termination date, including without limitation, any installation, set-up and training fees. Customer may cancel the Service at any time after the first fifteen (15) days of the Initial Term or during any Renewal Term for convenience upon written notice to Akamai, in which case Customer agrees to pay to Akamai:
(a) all unpaid Service fees accrued as of the cancellation date; plus (b) an early cancellation fee equal to the minimum usage fees (as set forth in the Order Form) that will become due during the canceled portion of the Initial Term, or the Renewal Term, as applicable. The provisions of Sections 2 (with respect to Customer's responsibility for Customer Content), 3, 6, 7, 8, 9, 10, 11 and 12 (with respect to third party beneficiaries, entire agreement and waiver, severability, non-disclosure, construction, remedies and binding effect of the Agreement) shall survive termination of this Agreement. All other rights and obligations of the parties shall cease upon termination of this Agreement. The term of any license granted hereunder shall expire upon expiration or termination of this Agreement.

9. DISPUTE RESOLUTION. In the case of any disputes under this Agreement, the parties shall first attempt in good faith to resolve their dispute informally, or by means of commercial mediation, without the necessity of a formal proceeding. Any controversy or dispute arising out of or relating to this Agreement, or the breach thereof, which cannot otherwise be resolved as provided above shall be resolved by arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA") and judgment upon the award rendered by the arbitral tribunal may be entered in any court having jurisdiction thereof. The arbitration tribunal shall consist of a single arbitrator mutually agreed upon by the parties, or in the absence of such agreement within thirty (30) calendar days from the first referral of the dispute to the AAA, designated by the AAA. The place of arbitration shall be Boston, Massachusetts, U.S.A, unless the parties shall have agreed to another location within fifteen (15) calendar days from the first referral of the dispute to the AAA. The arbitral award shall be final and binding. The parties waive any right to appeal the arbitral award, to the extent a right to appeal may be lawfully waived. Each party retains the right to seek judicial assistance: (i) to compel arbitration; (ii) to obtain interim measures of protection prior to or pending arbitration, (iii) to seek injunctive relief in the courts of any jurisdiction as may be necessary and appropriate to protect the unauthorized disclosure of its proprietary or confidential information, and
(iv) to enforce any decision of the arbitrator, including the final award. The arbitration proceedings contemplated by this Section shall be as confidential and private as permitted by law. To that end, the parties shall not disclose the existence, content or results of any proceedings conducted in accordance with this Section, and deem that all materials submitted in connection with such proceedings are for the purpose of settlement and compromise; provided, however, that this confidentiality provision shall not prevent a petition to vacate or enforce an arbitral award, and shall not bar disclosures required by law.

10. INDEMNIFICATION. Akamai shall defend, indemnify and hold harmless Customer from and against any suit, proceeding, assertion, damage, cost, liability, and expenses (including court costs and reasonable attorneys' fees) incurred as a result of claims by a third party against Customer and its affiliates, licensors, suppliers, officers, directors, employees and agents arising from or connected with a claim that any of the Software infringes any valid patent, copyright, trade secret, or other intellectual property right under the laws of the United States. If a claim of infringement under this Section 10 occurs, or if Akamai determines that a claim is likely to occur, Akamai will have the right, in its sole discretion, to either: (i) procure for Customer the right or license to continue to use the Software free of the infringement claim; or (ii) replace or modify the Software to make it non-infringing provided that the replacement software substantially conforms to Akamai's then-current specification for the Software. If these remedies are not reasonably available to Akamai, Akamai may, at its option, terminate this Agreement and return any fees paid by Customer in advance. Despite the provisions of this Section 10, Akamai has no obligation with respect to any claim of infringement that is based upon or arises out of: (i) any modification to the Software, Documentation or Services if the modification was not made by Akamai; or (ii) the use or combination of the Software, Documentation or Services with any hardware, software, products, data or other materials not specified or provided by Akamai; or (iii) Customer's use of the Services other than in accordance with the Documentation or Akamai's written directions or policies.

Customer acknowledges that by entering into and performing its obligations under these Terms & Conditions, Akamai does not assume and should not be exposed to the business and operational risks associated with Customer's business, or any aspects of the operation or contents of Customer's web site(s). Accordingly, Customer shall defend, indemnify, and hold harmless Akamai from and against any suit, proceeding, assertion damage, cost, liability, and expenses (including court costs and reasonable attorneys' fees) incurred as a result of claims of customers or other third parties claim against Akamai and its affiliates, licensors, suppliers, officers, directors, employees and agents arising from or connected with any Customer Content or Customer's web site(s) (including without limitation any activities or aspects thereof or commerce conducted thereon), Customer's misuse of the Services, unauthorized modification of the Software, or unauthorized combination of the Software with any hardware, software, products, data or other materials not specified or provided by Akamai.

THE PROVISIONS OF THIS SECTION 10 STATE THE SOLE AND EXCLUSIVE OBLIGATIONS AND LIMITATIONS OF LIABILITY OF EITHER PARTY FOR ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT AND ARE IN LIEU OF ANY WARRANTIES OF NON-INFRINGEMENT, ALL OF WHICH ARE DISCLAIMED.

EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, TO THE FULLEST EXTENT PERMITTED BY LAW, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

11. LIMITATION OF LIABILITY AND DAMAGES.

EXCEPT FOR EACH PARTY'S LIABILITY ARISING OUT OF ITS INDEMNIFICATION OBLIGATIONS, LIABILITY FOR ALL CLAIMS ARISING OUT OF THESE TERMS & CONDITIONS, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE AMOUNT OF FEES PAID BY CUSTOMER TO AKAMAI UNDER THIS AGREEMENT DURING THE SIX (6) MONTHS PRECEDING THE CLAIM.

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY LOSS OF DATA, LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, OR OTHER SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING FROM OR IN RELATION TO THESE TERMS & CONDITIONS OR THE USE OF THE SERVICES, HOWEVER CAUSED AND REGARDLESS OF THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF SUCH PARTY HAS BEEN ADVISED OR IS AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

12. MISCELLANEOUS. Any notice required or permitted hereunder shall be in writing and shall be delivered to the contact person listed on the Order Form as follows (with notice deemed given as indicated): (i) by personal delivery when delivered personally; (ii) by established overnight courier upon written verification of receipt; (iii) by facsimile transmission when receipt is confirmed orally; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Either party may change its contact person for notices and/or address for notice by means of notice to the other party given in accordance with this Section 12. Customer may not, without the prior written consent of Akamai, assign this Agreement, in whole or in part, either voluntarily or by operation of law, and any attempt to do so shall be a material default of this Agreement and shall be void. These Terms & Conditions are solely for the benefit of the parties and their successors and permitted assigns, and does not confer any rights or remedies on any other person or entity. This Agreement shall be interpreted according to the laws of the Commonwealth of Massachusetts without regard to or application of choice-of-law rules or principles. This Agreement and any addenda hereto shall constitute the entire agreement between Akamai and Customer with respect to the subject matter hereof and all prior agreements, representations, and statements with respect to such subject matter are superceded hereby, including without limitation any non disclosure agreement previously executed between the parties. These Terms & Conditions shall control in the event of any inconsistency with the terms of the Order Form or the Service Level Agreement. These Terms & Conditions may be changed only by written agreement signed by both Akamai and Customer. No failure of either party to exercise or enforce any of its rights under these Terms & Conditions shall act as a waiver of subsequent breaches; and the waiver of any breach shall not act as a waiver of subsequent breaches. In the event any provision of these Terms & Conditions is held by a court or other tribunal of competent jurisdiction to be unenforceable, that provision will be enforced to the maximum extent permissible under applicable law, and the other provisions of these Terms & Conditions will remain in full force and effect. The parties further agree that in the event such provision is an essential part of these Terms & Conditions, they will begin negotiations for a replacement provision. If either party is prevented from performing any of its obligations under this Agreement due to any cause beyond the party's reasonable control, including, without limitation, an act of God, fire, flood, explosion, war, strike, embargo, government regulation, civil or military authority, acts or omissions of carriers, transmitters, providers, vandals, or hackers (a "force majeure event") the time for that party's performance will be extended for the period of the delay or inability to perform due to such occurrence; provided, however, that Customer will not be excused from the payment of any sums of money owed by Customer to Akamai for Services provided prior to the force majeure event; and provided further, however, that if a party suffering a force majeure event is unable to cure that event within thirty (30) days, the other party may terminate this Agreement. These Terms & Conditions shall be construed and interpreted fairly, in accordance with the plain meaning of its terms, and there shall be no presumption or inference against the party drafting this Agreement in construing or interpreting the provisions hereof. Except as provided herein, the rights and remedies of the parties set forth in this Agreement are not exclusive and are in addition to any other rights and remedies available to it at law or in equity. These Terms & Conditions shall be binding upon and shall inure to the benefit of the respective parties hereto, their respective successors in interest, legal representatives, heirs and assigns. Each party shall comply with all applicable laws, regulations, and ordinances relating to their performance hereunder.

                        STANDARD SERVICE LEVEL AGREEMENT

I.      SERVICE LEVELS AND PENALTIES

        Akamai agrees to provide a level of service demonstrating:

        (a) Measurable Performance Enhancement: The Akamai FreeFlow service will deliver content measurably faster than the Customer's web site.

        (b) 100% Uptime: The Akamai FreeFlow service will serve content 100% of the time without qualification.

        (c) Penalties: If the Akamai FreeFlow service fails to meet either of the above service levels, the Customer will receive a credit equal to fees for the day in which the failure occurs.

II.     SLA MONITORING METHODOLOGY

        The following methodology will be employed to measure FreeFlow service availability and performance enhancement:

        Agents and Polling Frequency

        (a) From six (6) geographically and network-diverse locations in major metropolitan areas, Akamai will simultaneously poll a test file residing on the Customer's production servers and on Akamai's network. Sites will include the following areas:

               Northern Virginia
               New Jersey
               Chicago
               Houston
               Los Angeles
               Palo Alto

        (b) The polling mechanism will perform two (2) simultaneous http GET operations:

               (i) one GET operation will be performed on a test file residing on the appropriate customer server (e.g., http://www.customerxyz.com/images/testgif.gif)

               (ii) the other GET operation will be performed from the Akamai Free Flow Service http://a564.g.akamaitech.net/7/564/24/2c1db486/
                      www.customerxyz.com/images/testgif.gif.

        (c)    The test GIF will be a file of 80 Kbytes or greater in size.

        (d)    Polling will occur at approximately 12-minute intervals.

        (e) Based on the http GET operations described in 1.B. above, the response times received from the two sources, (a) the Customer server, and (b) the Akamai network, will be compared for the purpose of measuring performance metrics and outages.

III.    PERFORMANCE METRIC

        The performance metric will be based on a daily average of performance for the FreeFlow service and the Customer's production web server, computed from data captured across all regions and hits. Each time will be weighted to reflect peak traffic conditions or "primetime" usage. The primetime period is 10 AM to 7 PM EST. All times recorded during this period will be weighted by a factor of three. If on a given day the Akamai weighted daily average time exceeds the Customer's weighted daily average time, then the Customer will receive a credit equivalent to fees for that day of service.

IV.     OUTAGES

        An outage is defined as a 12-minute period of consecutive failed attempts by a single agent to "get" a file from the FreeFlow network while succeeding to "get" the test file from the Customer web site. If an outage is identified by this method, the customer will receive a credit equivalent to the fees for the day in which the failure occurred.

                                    ADDENDUM

        This Addendum amends and supersedes certain of the provisions of the FreeFlow Services Terms & Conditions (the "Terms & Conditions") and Standard Service Level Agreement (the "SLA") entered into by and between Akamai Technologies, Inc. and Web Side Story, Inc. dated as of March 30, 2000, to which this Addendum is attached. This Addendum takes the place and supersedes those portions of any article or sections of the Terms & Conditions and the SLA that deal with the subject matter as provided for in this Addendum and if the provisions of this Addendum and the Terms & Conditions conflict, then the provisions of this Addendum shall control.

        NOW, THEREFORE, in consideration of the following as set forth in this Addendum, the parties agree as follows:

1. The second sentence of Section 6 of the Terms & Conditions, entitled "Fees; Pricing and Payment Terms; Taxes," is hereby amended as follows:

        Akamai reserves the right to amend the fees payable hereunder at any time only after the first Renewal Term upon sixty (60) days prior notice to Customer; provided that if Akamai increases the fees, Customer shall be entitled to terminate this Agreement at the end of such sixty (60) day notice period by thirty (30) days prior written notice of termination to Akamai.


2. The first sentence of Section 8 of the Terms & Conditions, entitled "Term and Termination," is hereby amended as follows:

        These Terms & Conditions shall become effective as of the Effective Date specified in the Order Form and remain in full force and effect for a term of one (1) year (the "Initial Term").


3. The first sentence of Section 10 of the Terms & Conditions, entitled "Indemnification," is hereby amended as follows:

        Akamai shall defend, indemnify and hold harmless Customer from and against any suit, proceeding, assertion, damage, cost, liability, and expenses (including court costs and reasonable attorneys' fees) incurred as a result of claims by a third party against Customer and its affiliates, licensors, suppliers, officers, directors, employees and agents arising from or connected with a claim that any of the Software, Documentation or Services infringes any valid patent, copyright, trade secret, or other intellectual property right under the laws of the United States.


4. The Service Level Agreement shall be amended by adding a section V, entitled "Remedies" and adding the following provision:

        V.     REMEDIES

               A. If five or more Outages are identified in any given day, the Customer will receive a credit equivalent to the fees for ten days in the month in which the failure occurred.

               B. If Outages are identified in any ten days, in any given month, whether consecutive or not, the Customer shall have the option to terminate this Agreement.